                     THE DOW INDUSTRIALS(SM) ("DIAMONDS")(SM)

                             DIAMONDS TRUST SERIES 1

                             A UNIT INVESTMENT TRUST

                                  ANNUAL REPORT

                                OCTOBER 31, 1999














"Dow Jones Industrial Average", "DJIA", "Dow Jones", "The Dow", "THE DOW INDUSTRIALS", and "DIAMONDS" are trademarks and service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by PDR Services LLC and the American Stock Exchange LLC pursuant to a License Agreement with Dow Jones. The Trust, based on the DJIA, is not sponsored, endorsed, sold, or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

DIAMONDS TRUST SERIES 1
TRUST OVERVIEW


--------------------------------------------------------------------------------


For the fiscal year ended October 31, 1999, the Diamonds Trust (the "Trust") returned a very healthy 26.7%. The Trust started the fiscal year with a strong 6.4% gain for the month ending November 1998 on the heels of three successive Federal Reserve interest rate cuts. Continued levels of record low unemployment followed these rate cuts without any signs of inflationary pressures. During the months of March 1999 and April 1999, the Trust gained 5.3% and 10.3% respectively, contributing to the Trust's astonishing six-month fiscal return of 26.6%. The Federal Reserve then began to reverse its course of action in June 1999 by raising rates 25 basis points. The Trust maintained and posted another strong gain of 4.0%, as most investors breathed a sigh of relief since they had been worried that the hike might have been more substantial. The Federal Reserve also announced that they were returning to a neutral bias following the rate hike, news that was also accepted favorably by the investment community. In July 1999, inflationary fears emerged yet again, sparked by the rise in commodity prices and mounting wage pressures. Consumer spending also declined, showing signs that the economy may be slowing. August 1999 brought another 25 basis point rate hike to counter what the Fed viewed as a continuing overheated economy. In addition, further rises in commodity prices and wage pressures helped to dampen the Trust's performance in August 1999. September 1999 proved to be the worst month for the Diamonds Trust, with a loss of 4.4%. Concerns over inflationary pressures, further rate hikes, and lofty valuations contributed to this loss. In October 1999, several key economic variables pointed to a slowing U.S. economy, causing fears of further interest rate hikes to temporarily subside. With this, the equity market continued to show its resiliency as the Diamonds Trust made up nearly all of September's losses during the final month of the fiscal year, gaining 3.9%.

The biggest gainers in the Dow Jones Industrial Average ("Dow") during this twelve month period included American Express (75.8%), Citigroup (74.9%), and Wal-Mart (64.7%). The biggest losers in the Dow were Philip Morris (-47.2%), Sears (-35.2%), and Goodyear (-21.1%). Only six of the thirty Dow stocks had negative returns during this period. At the close of the fiscal year, the index underwent some major changes as Sears, Goodyear, Union Carbide, and Chevron were replaced by Microsoft, Intel, Home Depot, and SBC Communications. With the additions of Microsoft and Intel, this marked the first time in Dow history that the Nasdaq was represented in the Dow index.

DIAMONDS TRUST SERIES 1
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

--------------------------------------------------------------------------------
COMMON STOCKS                                          SHARES           VALUE
--------------------------------------------------------------------------------

Alcoa, Inc. ........................................   472,587    $   28,709,660
Allied Signal, Inc. ................................   472,587        26,907,922
American Express Co. ...............................   472,587        72,778,398
AT & T Corp. .......................................   472,587        22,093,442
Boeing Co. .........................................   472,587        21,768,539
Caterpillar, Inc. ..................................   472,587        26,110,432
Citigroup, Inc. ....................................   472,587        25,578,771
Coca-Cola Co. ......................................   472,587        27,882,633
Disney (Walt) Co. (The) ............................   472,587        12,464,482
Du Pont (E.I.) de Nemours & Co., Inc. ..............   472,587        30,452,325
Eastman Kodak Co. ..................................   472,587        32,578,966
Exxon Corp. ........................................   472,587        35,000,975
General Electric Co. ...............................   472,587        64,065,075
General Motors Corp. ...............................   472,587        33,199,237
Hewlett-Packard Co. ................................   472,587        35,000,975
Home Depot, Inc. ...................................   472,587        35,680,318
Intel Corp. ........................................   472,587        36,567,184
International Business Machines Corp. ..............   472,587        46,490,746
International Paper Co. ............................   472,587        24,869,891
Johnson & Johnson ..................................   472,587        49,503,488
McDonald's Corp. ...................................   472,587        19,494,214
Merck & Co., Inc. ..................................   472,587        37,600,203
Microsoft Corp. (a) ................................   472,587        43,715,063
Minnesota Mining & Manufacturing Co. ...............   472,587        44,925,302
Morgan (J.P.) & Co., Inc. ..........................   472,587        61,849,824
Philip Morris Cos., Inc. ...........................   472,587        11,903,285
Procter & Gamble Co. ...............................   472,587        49,562,562
SBC Communications, Inc. ...........................   472,587        24,072,400
United Technologies Corp. ..........................   472,587        28,591,513
Wal-Mart Stores, Inc. ..............................   472,587        26,789,776
                                                                  --------------

    Total Investments - (Cost $1,049,298,154)                     $1,036,207,601
                                                                  ==============

(a) Denotes non-income producing security.




See accompanying notes to financial statements

DIAMONDS TRUST SERIES 1
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

--------------------------------------------------------------------------------
ASSETS
    Investments in securities, at value
      (cost $1,049,298,154).................................    $1,036,207,601
    Cash....................................................         1,766,660
    Receivable for investments sold.........................       140,019,380
    Dividends receivable....................................           614,532
    Deferred organization costs.............................         1,610,002
                                                                --------------
TOTAL ASSETS................................................     1,180,218,175

LIABILITIES
    Payable for investments purchased.......................       136,405,089
    Payable for income delivered for DIAMONDS issued/
      redeemed in-kind......................................            83,187
    Distributions payable...................................           312,838
    Due to Sponsor..........................................         2,192,040
    Accrued expenses and other liabilities..................           236,710
                                                                --------------
Total Liabilities...........................................       139,229,864
                                                                --------------
NET ASSETS..................................................    $1,040,988,311
                                                                ==============

NET ASSETS REPRESENTED BY:
    Paid in surplus relating to 9,700,380 units of
      fractional undivided interest
    ("DIAMONDS") outstanding; unlimited units authorized....    $1,072,236,724
    Distribution in excess of net investment income.........          (366,116)
    Accumulated net realized loss on investments............       (17,791,744)
    Net unrealized depreciation on investments..............       (13,090,553)
                                                                --------------
NET ASSETS..................................................    $1,040,988,311
                                                                ==============

Net asset value per DIAMOND ($1,040,988,311 /
  9,700,380 DIAMONDS).......................................    $       107.31
                                                                ==============






See accompanying notes to financial statements

DIAMONDS TRUST SERIES 1
STATEMENTS OF OPERATIONS


--------------------------------------------------------------------------------
                                               FOR THE YEAR      FOR THE PERIOD
                                                   ENDED             ENDED
                                             OCTOBER 31, 1999  OCTOBER 31, 1998*
                                             ----------------  -----------------

INVESTMENT INCOME
  Dividend income............................  $  9,701,986      $ 3,218,084
                                               ------------      -----------

EXPENSES
  DJIA license fee...........................     1,000,000          797,260
  Trustee expense............................       912,453          240,341
  Marketing expense..........................       712,625        2,780,541
  Amortization of organization costs.........       502,266          195,661
  Printing and postage expense...............       154,540          641,161
  SEC registration expense...................       152,003           93,200
  Legal and audit services...................        39,097          136,370
  Miscellaneous expense......................         1,280              100
                                               ------------      -----------
Total expenses...............................     3,474,264        4,884,634
  Rebate from Sponsor........................    (1,418,867)      (4,301,113)
  Rebate from Trustee........................      (912,453)        (231,341)
                                               -------------     -----------
Net expenses.................................     1,142,944          352,180
  Trustee earnings credit....................       (22,000)          (5,168)
                                               -------------     -----------
Net expenses after Trustee earnings
  credit.....................................     1,120,944          347,012
                                               ------------      -----------

NET INVESTMENT INCOME........................     8,581,042        2,871,072
                                               ------------      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment
    transactions.............................   115,756,556       27,304,522
  Net change in unrealized depreciation......    (7,307,187)      (5,783,366)
                                               ------------      -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS................................   108,449,369       21,521,156
                                               ------------      -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS...  $117,030,411      $24,392,228
                                               ============      ===========





* The Trust commenced operations on January 14, 1998.



See accompanying notes to financial statements

DIAMONDS TRUST SERIES 1
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                               FOR THE YEAR     FOR THE PERIOD
                                                   ENDED             ENDED
                                             OCTOBER 31, 1999  OCTOBER 31, 1998*
                                             ----------------  -----------------

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income...................... $    8,581,042      $  2,871,072
  Net realized gain on investment
    transactions.............................    115,756,556        27,304,522
  Net change in unrealized depreciation......     (7,307,187)       (5,783,366)
                                              --------------      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS...    117,030,411        24,392,228
                                              --------------      ------------

UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN PRICE OF UNITS ISSUED
  AND REDEEMED, NET..........................        459,889           206,316
                                              --------------      ------------

DISTRIBUTIONS TO UNITHOLDERS FROM:
  Net investment income......................     (8,581,042)       (2,871,072)
  In excess of net investment income.........       (262,907)         (103,209)
                                              --------------      ------------
TOTAL DISTRIBUTIONS TO UNITHOLDERS...........     (8,843,949)       (2,974,281)
                                              --------------      ------------

NET INCREASE IN NET ASSETS FROM ISSUANCE
  AND REDEMPTION OF DIAMONDS.................    575,660,769       296,396,278
                                              --------------      ------------

NET INCREASE IN NET ASSETS DURING PERIOD.....    684,307,120       318,020,541

NET ASSETS AT BEGINNING OF PERIOD............    356,681,191        38,660,650
                                              --------------      ------------

NET ASSETS END OF PERIOD(a).................. $1,040,988,311      $356,681,191
                                              ==============      ============



(a) Includes distribution in excess of net
      investment income                       $     (366,116)     $   (103,209)
                                              --------------       ------------




* The Trust commenced operations on January 14, 1998.



See accompanying notes to financial statements

DIAMONDS TRUST SERIES 1
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A DIAMOND OUTSTANDING DURING THE PERIOD


--------------------------------------------------------------------------------
                                            FOR THE YEAR      FOR THE PERIOD
                                               ENDED               ENDED
                                        OCTOBER 31, 1999(6)  OCTOBER 31, 1998(1)
                                        ------------------   ------------------

NET ASSET VALUE, BEGINNING OF PERIOD........ $    85.94          $  77.32
                                             ----------          --------

INVESTMENT OPERATIONS:
    Net investment income...................       1.41              0.98
    Net realized and unrealized gain on
      investments...........................      21.36              8.59
                                             ----------          --------

TOTAL FROM INVESTMENT OPERATIONS............      22.77              9.57
                                             ----------          --------
UNDISTRIBUTED NET INVESTMENT INCOME
    INCLUDED IN PRICE OF UNITS ISSUED AND
      REDEEMED, NET.........................       0.08              0.05
                                             ----------          --------

LESS DISTRIBUTIONS FROM:
    Net investment income...................      (1.41)            (0.98)
    In excess of net investment income......      (0.07)            (0.02)
                                             ----------          --------
TOTAL DISTRIBUTIONS.........................      (1.48)            (1.00)
                                             ----------          --------

NET ASSET VALUE, END OF PERIOD.............. $   107.31          $  85.94
                                             ----------          --------

TOTAL INVESTMENT RETURN (5).................      26.71%            12.44%

RATIOS AND SUPPLEMENTAL DATA
Ratios to average net assets:
    Net expenses (2)........................       0.18%             0.18% (3)
    Net expenses after rebates and trustee
      earnings credit (2)...................       0.18%             0.18% (3)
    Net investment income...................       1.37%             1.49% (3)
Portfolio turnover rate (4).................      34.70%             3.23%

NET ASSET VALUE, END OF PERIOD (000'S)...... $1,040,988          $356,681

--------------------------------------------------------------------------------
(1)  The Trust commenced operations on January 14, 1998.
(2) Net of expenses reimbursed by the Sponsor and Trustee. If the Trust had borne all expenses rebated by the Sponsor and Trustee, the ratio of expenses to average net assets would have increased by 0.37% and 2.35% in 1999 and 1998, respectively.
(3)  Annualized.
(4) Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of DIAMONDS.
(5) Total returns for periods of less than one year are not annualized and do not include transaction fees.
(6) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.




See accompanying notes to financial statements

DIAMONDS TRUST SERIES 1
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999

--------------------------------------------------------------------------------
NOTE 1 -- ORGANIZATION
DIAMONDS Trust Series 1 (the "Trust") is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust was created to provide investors with the opportunity to purchase units of beneficial interest in the Trust representing proportionate undivided interests in the portfolio of securities consisting of substantially all of the component common stocks, which comprise the Dow Jones Industrial Average (the "DJIA"). Each unit of fractional undivided interest in the Trust is referred to as a "DIAMONDS Unit". The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 DIAMONDS (equivalent to ten "Creation Units" - see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

SECURITY VALUATION
Portfolio securities are valued based on the closing sale price on the exchange which is deemed to be the principal market for the security. If no closing sale price is available, then the security is valued at the closing bid price on the exchange which is deemed to be the principal market for the security. If there is no closing bid price available, valuation will be determined by the Trustee in good faith based on available information.

INVESTMENT TRANSACTIONS
Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO UNITHOLDERS
The Trust declares and distributes dividends from net investment income to its unitholders monthly. The Trust will distribute net realized capital gains, if any, at least annually.

ORGANIZATION COSTS
The Trust incurred organization costs of $2,307,929, which have been capitalized and are being charged to operations ratably over a period of 60 months.

DIAMONDS TRUST SERIES 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999

--------------------------------------------------------------------------------
FEDERAL INCOME TAX
The Trust has qualified and intends to continue to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. During the fiscal year ended October 31, 1999, the Trust reclassified $133,264,769 of non-taxable security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in surplus in the Statement of Assets and Liabilities. The Trust incurred net capital losses of $282,282 for the fiscal period ended October 31, 1998, and $17,127,379 for the fiscal year ended October 31, 1999. These losses may be utilized to offset any net realized capital gains through October 31, 2006, and October 31, 2007, respectively.

NOTE 3 -- TRANSACTIONS WITH THE TRUSTEE AND SPONSOR
In accordance with the Trust Agreement, State Street Bank and Trust Company (the "Trustee") maintains the Trust's accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of all required regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered in exchange for the issuance of Creation Units of the Trust, and for adjusting the composition of the Trust's portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee receives a fee at the following annual rates:

     NET ASSET VALUE OF THE TRUST       FEE AS A PERCENTAGE OF NET ASSET VALUE OF THE TRUST
     ----------------------------       ---------------------------------------------------
     $0 - $499,999,999                  15/100 of 1% per annum plus or minus the Adjustment Amount
     $500,000,000 - $999,999,999        13/100 of 1% per annum plus or minus the Adjustment Amount
     $1,000,000,000 - and above         11/100 of 1% per annum plus or minus the Adjustment Amount

During the first two years of operation of the Trust, the Trustee's fee shall be reduced to 12/100 of 1% per annum for any day on which the net asset value of the Trust is below $350,000,000, plus or minus the Adjustment Amount. The Adjustment Amount is the difference between expenses incurred by the Trustee in processing orders for creations and redemptions of DIAMONDS less transaction fees received and Trustee earnings credits. During the year ended October 31, 1999, the Adjustment Amount decreased the Trustee's fee by $27,385. The Adjustment Amount included an excess of net transaction fees from processing orders of $5,385 and a Trustee earnings credit of $22,000.

For the fiscal year ended October 31, 1999, PDR Services LLC (the "Sponsor", a wholly-owned subsidiary of the American Stock Exchange LLC) agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. The amount of such reimbursement by the Sponsor for the fiscal year ended October 31, 1999 was $1,418,867. For the fiscal year ended October 31, 1999, State Street Bank and Trust Company (the "Trustee") agreed to waive the Trustee's fee. The amount of such waiver by the Trustee for the fiscal year ended October 31, 1999 was $912,453.

DIAMONDS TRUST SERIES 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999

--------------------------------------------------------------------------------
NOTE 4 -- TRUST TRANSACTIONS IN DIAMONDS
Transactions in DIAMONDS were as follows.
                                                         YEAR ENDED
                                                      OCTOBER 31, 1999
                                               DIAMONDS              Amounts
                                              ----------        ---------------
DIAMONDS sold                                 17,200,000        $ 1,822,509,789
DIAMONDS issued upon dividend reinvestment           194                 19,408
DIAMONDS redeemed                            (11,650,000)        (1,246,408,539)
Net income equalization                               --               (459,889)
                                              ----------        ---------------
Net Increase                                   5,550,194        $   575,660,769
                                              ==========        ===============


                                                        PERIOD ENDED
                                                      OCTOBER 31, 1998
                                               DIAMONDS              Amounts
                                              ----------          -------------
DIAMONDS sold                                  6,900,000          $ 578,121,987
DIAMONDS issued upon dividend reinvestment           186                 16,132
DIAMONDS redeemed                             (3,250,000)          (281,535,525)
Net income equalization                               --               (206,316)
                                              ----------          -------------
Net Increase                                   3,650,186          $ 296,396,278
                                              ==========          =============



Except for under the Trust's dividend reinvestment plan, DIAMONDS are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 DIAMONDS. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per DIAMOND (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the DIAMONDS Clearing Process per Participating party per day, regardless of the number of Creation Units created or redeemed. Transaction fees are received by the Trustee and used to offset the expense of processing orders.

NOTE 5 -- INVESTMENT TRANSACTIONS
For the fiscal year ended October 31, 1999, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $1,820,399,500, $1,148,977,924, $218,832,771 and $319,046,734, respectively. At
October 31, 1999, the cost of investments for federal income tax purposes was $1,049,680,237, accordingly, gross unrealized appreciation was $36,504,921 and gross unrealized depreciation was $49,977,557, resulting in net unrealized depreciation of $13,472,636.

DIAMONDS TRUST SERIES 1
REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Trustee and Unitholders of
DIAMONDS Trust Series 1

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DIAMONDS Trust Series 1 (the "Trust") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 1999

                 (This page has been left blank intentionally.)

DIAMONDS TRUST SERIES 1

--------------------------------------------------------------------------------

SPONSOR
-------
PDR Services LLC
c/o American Stock Exchange LLC
86 Trinity Place
New York, NY  10006


TRUSTEE
-------
State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110


DISTRIBUTOR
-----------
ALPS Mutual Funds Services, Inc.
370 17th Street, Suite 3100
Denver, CO  80202


INDEPENDENT ACCOUNTANTS
-----------------------
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA  02110


LEGAL COUNSEL
-------------
Carter, Ledyard & Milburn
2 Wall Street
New York, NY  10005